SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15 (d) of
                     the Securities and Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 22, 1997


                              AutoLend Group, Inc.
             (Exact name of registrant as specified in its charter)


             Delaware                    1-10569                22-3137244
  (State or other jurisdiction          (Commission          (I.R.S. Employer
        of incorporation)               File Number)         Identification No.)


         600 Central SW, 3rd Flr.
             Albuquerque, NM                                         87102
(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code: (505) 247-9429


                         Former name or former address,
                          if changed since last report



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         Item 3. Bankruptcy or Receivership.

         On September 22, 1997, AutoLend Group, Inc. (The "Registrant") filed a voluntary bankruptcy petition under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of New Mexico (No. 11-97-15499-MA). The Registrant intends to file a plan of reorganization with the Court in due course. No receiver, fiscal agent or similar officer has been appointed by the Court in connection with the filing of the petition.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  October, 16, 1997                      AUTOLEND GROUP, INC.

                                               By: /s/ Nunzio DeSantis
                                                   --------------------------
                                                   Name: Nunzio DeSantis
                                                   Title: Chairman & CEO